FOURTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

                  This FOURTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of January 14, 2005 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("Company"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("Administrative Agent") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("Collateral Agent") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers, Lead Lenders and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      AMENDMENTS TO THE CREDIT AGREEMENT

        1.1     Amendment to Subsection 1.1.

                A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

                         "Fourth Amendment" means that certain Fourth
                Amendment to Debtor-In-Possession Credit Agreement dated as of January 14, 2005 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

                B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting clause (ii) of the definition of "Budget" and substituting therefor the following:

                "(ii) on and after the Third Amendment Effective Date until the date on which Borrowers shall have delivered (and Agents and Requisite Lenders shall be satisfied in their sole discretion with) the documents required to be delivered under clause (a) of the second sentence of subsection 6.16, the weekly consolidated cash flow projections delivered pursuant to Section 3.1 of the Third Amendment (it being understood and agreed that the amount of all permitted disbursements and

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                expenditures, and the maximum Revolving Loan usage plus the maximum Letter of Credit Usage, for the period commencing on January 15, 2005 and ending on the date on which Borrowers shall have delivered (and Agents and Requisite Lenders shall be satisfied in their sole discretion with) the documents required to be delivered under clause (a) of the second sentence of subsection 6.16, shall be deemed to equal to the amounts therefor set forth in the consolidated cash flow projections delivered pursuant to Section 3 of the Fourth Amendment) and that portion of the consolidated and consolidating cash flow projections attached hereto as
                Schedule 1.1B that shows monthly (and not weekly) anticipated cash receipts and disbursements for the period from the Closing Date through the Budget Period, and".

                C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Eligible Accounts" contained therein the following sentence:

                "Notwithstanding anything to the contrary contained in this definition or the definition of "Borrowing Base" or Exhibit XII or subsection 6.12, after the effectiveness of the Fourth Amendment, unless Collateral Agent shall request a more frequent calculation of the amount of Accounts described in any of clauses (a) through (t) of this definition, (A) Borrowers shall be required to calculate those Accounts not eligible to be included in Eligible Accounts by virtue of any of such clauses of this definition only once monthly, in the Borrowing Base Certificate delivered with respect to the week during which each calendar month ends, and (B) the amounts calculated pursuant to the preceding clause (A) shall apply with respect to any calculation of the Borrowing Base for the succeeding month, until the next calculation of such amounts is made pursuant to the preceding clause (A).".

                D. Subsection 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Eligible Inventory" contained therein the following sentence:

                "Notwithstanding anything to the contrary contained in this definition or the definition of "Borrowing Base" or Exhibit XII or subsection 6.12, after the effectiveness of the Fourth Amendment, unless Collateral Agent shall request a more frequent calculation of the amount of Inventory described in any of clauses (a) through (k) of this definition, (A) Borrowers shall be required to calculate those Inventory not eligible to be included in Eligible Inventory by virtue of any of such clauses of this definition only once monthly, in the Borrowing Base Certificate delivered with respect to the week during which each calendar month ends, and (B) the amounts calculated pursuant to the preceding clause (A) shall apply with respect to any calculation of the Borrowing Base for the succeeding month, until the next calculation of such amounts is made pursuant to the preceding clause (A).".


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

        1.2     Amendment to Subsection 3.1.

                Subsection 3.1A(ii) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting therefor "$10,000,000".

        1.3     Amendment to Subsection 6.8.

                Subsection 6.8C of the Credit Agreement is hereby amended by deleting the reference to "90 days" contained therein and substituting therefor "101 days".

        1.4     Amendment to Subsection 6.16.

                Subsection 6.16 of the Credit Agreement is hereby amended by deleting clause (f) of the last sentence of such subsection in its entirety and substituting therefor the following:

                "(f) Borrowers shall deliver to Lead Lenders prior to 5:00 p.m. New York City time on January 26, 2005 a supplement to the Covenant Addendum meeting the requirements set forth in subsection 6.1(xvii) of this Agreement with respect to all periods ending after December 31, 2004 (and any earlier date of required delivery of such supplement shall not apply), which supplement together with the Covenant Addendum delivered to Agents on or about November 5, 2004 shall constitute the Covenant Addendum for all purposes under the Loan Documents".

SECTION 2.      BORROWER'S REPRESENTATIONS AND WARRANTIES

                In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

        2.1 Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

        2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

        2.3 No Conflict. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

        2.4 Governmental Consents. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

        2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

        2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

        2.8 Final Borrowing Order. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3.      CONDITIONS TO EFFECTIVENESS

                Section 1 of this Amendment shall become effective on the first date (such date being referred to herein as the "Fourth Amendment Effective Date") on which Agents shall have received revised weekly consolidated cash flow projections for the period commencing January 16, 2005 and ending with the week including January 26, 2005, setting forth on a line-item basis weekly anticipated cash receipts and disbursements during such period together with weekly projected utilization of Revolving Loans and Revolving Letters of Credit, such projections to be in form and substance satisfactory to Agents.

SECTION 4.      ACKNOWLEDGEMENT AND CONSENT

                Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


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

SECTION 5.      MISCELLANEOUS

        5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                A. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

        5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        5.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 3) shall become effective upon the first date on which: (i) Borrowers, Lenders and each Lead Lender shall have each executed a counterpart hereof, and (ii) Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.


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

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                BORROWERS:

                                        INTERMET CORPORATION


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title:  Vice President


                                        ALEXANDER CITY CASTING COMPANY, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        CAST-MATIC CORPORATION


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        COLUMBUS FOUNDRY, L.P.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        DIVERSIFIED DIEMAKERS, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


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


                                        GANTON TECHNOLOGIES INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET HOLDING COMPANY


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET ILLINOIS, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET INTERNATIONAL, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET U.S. HOLDING, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        IRONTON IRON, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


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

                                        LYNCHBURG FOUNDRY COMPANY


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        NORTHERN CASTINGS CORPORATION


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        SUDBURY, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        SUDM, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        TOOL PRODUCTS, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


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

                                        WAGNER CASTINGS COMPANY


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        WAGNER HAVANA, INC.


                                        By:  /s/ Alan J. Miller
                                           -------------------------------------
                                        Name: Alan J. Miller
                                        Title: Vice President






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

AGENTS AND LENDERS:

                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent and as a Lead
                                        Lender and a Lender


                                        By:  /s/ Ron Dooley
                                           -------------------------------------
                                        Name: Ron Dooley
                                        Title: Director


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        as Collateral Agent and as a Lead Lender and a Lender


                                        By:  /s/ Frank Fazio
                                           -------------------------------------
                                        Name: Frank Fazio
                                        Title: Director





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